UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 22, 2016

MINDBODY, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37453	20-1898451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4051 Broad Street, Suite 220

San Luis Obispo, California 93401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 755-4279

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 27, 2016, MINDBODY, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2016. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 2.02 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2016, Robert Murphy, Co-Founder and Chief Operating Officer of the Company, notified the Board that he was stepping down from his role as Chief Operating Officer, effective July 27, 2016. Mr. Murphy remains a member of the Company’s Board of Directors.

On July 22, 2016, the Company and Mr. Murphy entered into an amendment (the “Amendment”) to his employment agreement, dated May 22, 2015 (the “Employment Agreement”), to, among other things, confirm his role as Managing Director, EMEA, and to confirm that the transition from his role as Chief Operating Officer and Chief Marketing Officer does not constitute resignation for “good reason” (as such term is defined in the Employment Agreement). All other material terms of the Employment Agreement remain unchanged. A copy of the Amendment is filed herewith as Exhibit 10.1. The foregoing description of the Amendment is qualified by reference to the full text of the Amendment, which is incorporated herein by reference.

On July 25, 2016, the Company appointed Brett White as Chief Operating Officer of the Company, effective July 27, 2016. Mr. White will continue to serve as Chief Financial Officer of the Company. No changes were made at this time to Mr. White’s compensation in connection with his expanded role within the Company.

Mr. White, 53, has served as Chief Financial Officer of the Company since July 2013. From January 2008 to July 2013, Mr. White served as Chief Financial Officer at Meru Networks, Inc., a provider of Wi-Fi solutions. From November 2005 to December 2007, Mr. White served as Chief Financial Officer at Fortinet, Inc., a provider of network security solutions. Mr. White holds a B.A. degree in Business Economics from the University of California, Santa Barbara.

There are no arrangements or understandings between Mr. White and any other person pursuant to which he was selected as an officer. There are no family relationships between Mr. White and any of the Company’s current or former directors or executive officers. Mr. White is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act, except for the indemnification agreement described under the heading “Related Person Transactions” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2016, which information is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment to Employment Agreement between MINDBODY, Inc. and Robert Murphy.

99.1	Press release dated July 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDBODY, INC.

By:	/s/ Kimberly G. Lytikainen
Kimberly G. Lytikainen General Counsel and Secretary

Date: July 27, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Employment Agreement between MINDBODY, Inc. and Robert Murphy.

99.1	Press release dated July 27, 2016.